Exhibit 99.1

AUDITED FINANCIAL INFORMATION

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CONSOLIDATED AUDITED FINANCIAL STATEMENTS

Duratech Group Inc., F/K/A Duratech Contracting, Inc.

January 31, 2008

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Duratech Group, Inc. F/K/A Duratech Contracting, Inc.

We have audited the accompanying consolidated balance sheets of Duratech Group, Inc. F/K/A Duratech Contracting, Inc. as of January 31, 2008 and 2007, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended January 31, 2008. Duratech Group, Inc. F/K/A Duratech Contracting, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Duratech Group, Inc. F/K/A Duratech Contracting, Inc. as of January 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the two-year period ended January 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note K to the financial statements, the Company has suffered a loss and has a net deficiency. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note K. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Traci J. Anderson, CPA

Huntersville, NC
September 24, 2008

Duratech Group, Inc.
F/K/A Duratech Contracting, Inc.
Consolidated Balance Sheet

	As of	As of
	January 31, 2008	January 31, 2007
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$-	$9,278
Accounts Receivable	555,811	102,144
Other Receivables	-	4,530
Inventory	2,193,015	403,954
TOTAL CURRENT ASSETS	2,748,826	519,906

PROPERTY, PLANT, AND EQUIPMENT, NET	190,969	122,485

TOTAL ASSETS	$2,939,795	$642,391

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
LIABILITIES
CURRENT LIABILITIES:
Bank Overdraft	$539,319	$-
Notes Payable, current	1,597,324	152,025
Shareholder Notes Payable, current	662,743	236,852
Accounts Payable	290,481	138,574
Customer Deposits	53,682	-
TOTAL LIABILITIES	3,143,549	527,451

STOCKHOLDERS' EQUITY/(DEFICIT)
Share Capital	47,776	49,243
Paid in Capital	(52,160)	(24,035)
Retained Earnings/(Accumulated Deficit)	(199,370)	89,732
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	(203,754)	114,940

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)	$2,939,795	$642,391

The accompanying notes are an integral part of these financial statements.

Duratech Group, Inc.
F/K/A Duratech Contracting, Inc.
Consolidated Statement of Operations

	For the years ended January 31,
	2008	2007
SALES AND COST OF SALES
Sales	$4,974,460	$1,536,939
Cost of Sales	4,115,888	957,322
Gross Profit	858,572	579,617

EXPENSES
Selling, general and administrative	306,199	123,495
Payroll Expense	489,321	349,145
Bad Debt Expense	3,746	-
Interest	139,175	49,937
Depreciation	21,598	9,742
TOTAL EXPENSES	960,039	532,319

Net Income/(Loss) from Operations	(101,467)	47,298

OTHER INCOME/(EXPENSE)
Gain on Disposal	-	6,234
Other Income	-	300
Interest Income	2,600	17
NET OTHER INCOME/(EXPENSE)	2,600	6,551

NET INCOME/(LOSS) FROM CONTINUED OPERATIONS	(98,867)	53,849

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation Gain/(Loss)	(5,868)	(2,103)

COMPREHENSIVE INCOME (LOSS)	(104,735)	51,746

The accompanying notes are an integral part of these financial statements.

Duratech Group, Inc.
F/K/A Duratech Contracting, Inc.
Consolidated Statement of Stockholders' Deficit

	Common Shares
	Class A	Class B	Class C	Paid in Capital/(Distributions)	Retained Earnings/(Accumulated Deficit)
Balances, February 1, 2006	$-	$-	$-	$-	$37,986

Shares Issued	7,500	2,276	39,467	-	-
Net Income (Loss)	-	-	-	-	53,849
Comprehensive Income (Loss)				-	(2,103)
Premium redemption on shares	-	-	-	(24,035)	-
Balances, January 31, 2007	$7,500	$2,276	$39,467	$(24,035)	$89,732
Negative Equity from Structures Acquisition	-	-	-	-	(184,367)
Net Income (loss)	-	-	-	-	(98,867)
Comprehensive Income (Loss)	-	-	-	-	(5,868)
Premium redemption on shares	-	-	(1,467)	(28,125)	-
Balances, January 31, 2008	$7,500	$2,276	$38,000	$(52,160)	$(199,370)

The accompanying notes are an integral part of these financial statements.

Duratech Group, Inc.
F/K/A Duratech Contracting, Inc.
Consolidated Statement of Cash Flows

	For the years ended January 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(loss) from continued operations	$(98,867)	$51,746
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation	21,598	9,742
Bad Debt Expense	3,746	-
Changes in Assets and Liabilities:
(Increase)/Decrease in Accounts Receivable	(453,667)	(102,144)
(Increase)/Decrease in Current Portion of Loans and Notes Receivable	4,530	(4,530)
(Increase)/Decrease in Inventories	(1,789,061)	(403,954)
Increase/(Decrease) in Bank Overdraft	539,319	-
Increase/(Decrease) in Accounts Payable and Accrued Expenses	151,907	138,574
Increase/(Decrease) In Customer Deposits	53,682	-
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(1,566,813)	(310,566)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property, Plant, and Equipment	(99,696)	(132,227)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(99,696)	(132,227)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds/(Payment) of Notes Payable	(9,471)	59,213
Proceeds/(Payment) of Shareholder Loans	(236,852)	236,852
Proceeds from Long-term Debt	1,454,770	92,812
Proceeds from Shareholder Loans	662,743	-
Proceeds from Shares Issued	-	49,243
Proceeds/(Payment) of Buying Equity in Acquisition	-	37,986
Proceeds/(Payment) from Share Redemption	(29,592)	(24,035)
Payment for Structures Acquisition	(184,367)	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,657,231	452,071

NET INCREASE IN CASH AND CASH EQUIVALENTS	(9,278)	9,278
CASH AND CASH EQUIVALENTS:
Beginning of Period	9,278	-

End of Period	$-	$9,278

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest	$139,175	$49,937
Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

DURATECH GROUP, INC. F/K/A DURATECH CONTRACTING, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity— Duratech Group, Inc (previously named Duratech Contracting Inc.) is incorporated under the Business Corporations Acts of Alberta and commenced operations on December 18, 2002 as a small homebuilding company constructing about 5 homes a year until Peter Van Hierden (“Van Hierden”) bought out the majority partners and took control of the operations in July, 2007.  Shortly thereafter, Mr. Van Hierden identified a synergistic opportunity to acquire a modular oil camp factory which was also in distress and acquired the company in July, 2007.  Since that time management has been able to turn both these operations around and now seeks to grow the company organically and through additional acquisitions.

Duratech’s principle operations are building manufactured and stick-built homes and modular oil camps in Alberta and Saskatchewan, Canada which are experiencing very rapid growth primarily because of commodities such as oil, uranium and diverse mining.

Duratech manufactures and builds homes and modular sites for its marketplace, principally Alberta and Saskatchewan.  The Company has four principal products that it offers: First, the company builds on-site conventional homes; Second, the company builds ready-to-move (RTM) homes in factories and brings them on foundations to sell to end users; Third, the company builds modular comp sites for the oil mining industry; and Fourth, the company brings modular and manufactured homes from the United States where markets have been depressed and homes can be bought at discount prices.

On July 1st, 2007, Duratech Contracting Inc. acquired Duratech Structures Inc. (Previously known as Jobsite Structures).

In July 28, 2008, Duratech Contracting Inc. changed its name to become Duratech Group Inc.

Cash and Cash Equivalents—For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Presentation and Foreign currency translation—These consolidated financial statement have been prepared in accordance with US generally accepted accounting principles (GAAP) and translated into U.S dollars. The prevailing exchange rate used to translate the Canadian dollars to U.S dollars at January 31, 2008 was 1.0034. The average was 0.94737.

Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date.  The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions.  Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period.  The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Revenue Recognition— Revenues from long-term construction contracts (over one year) are recognized using the percentage-of-completion method. Revenues from short-term contracts are recognized as the work is performed and related costs are incurred. Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repair costs. General and administrative costs are charged to expense as incurred.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Cash and Bank overdraft—Cash consists of cash, cash equivalents and checks issued in excess of cash on deposit. Cash is put in the Bank account has a negative balance. For the purpose of the cash flow statement, Bank overdrafts are also classified as cash.

Advertising Costs—Advertising costs are expensed as incurred.  For the years ended January 31, 2008 and 2007, the company incurred $39,019 and $14,773 respectively.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

DURATECH GROUP, INC. F/K/A DURATECH CONTRACTING, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Income Taxes—Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments—The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended January 31, 2008 and 2007, no amounts were deemed uncollectible as of January 31, 2008.  Outstanding Accounts Receivable as of January 31, 2008 was $555,811 which includes a receivable due from a shareholder (related party) in the amount of $89,289.

Impairment of Long-Lived Assets— Using the guidance of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.  The following table shows the estimated useful life used for each class of fixed asset:

Asset	Estimated Useful Life
Buildings	25 years
Shed	10 years
Tools and Equipment	5 years
Small tools and equipment	4 years
Computer and Office Equipment	3 years
Automobiles	3 years
Leasehold Improvements	5 years
Computer Hardware	2.5 years

The estimated annual depreciation expense is $21,598 per year.  Total depreciation expense for the years ended January 31, 2008 and 2007 were $21,598 and $9,742 respectively.

Customer Deposits—The cash deposit received from customers when project in progress are shown in the balance sheet as current liabilities and apply against the revenue expected from customers when the project is terminated and the customers are billed. The deposit is without interest.

DURATECH GROUP, INC. F/K/A DURATECH CONTRACTING, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Recent Accounting Pronouncements — In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2006, the FASB issued SFAS Statement No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140”.  This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This Statement requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.  This Statement requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and it permits an entity to choose either the Amortization Method or the Fair Value Method for each class of separately recognized servicing assets and servicing liabilities.  At its initial adoption, the Statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115.  This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ deficit. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115”.  This statement permits entities to choose to measure many financial instruments and certain other items at value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  Effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply the Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

DURATECH GROUP, INC. F/K/A DURATECH CONTRACTING, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

Recent Accounting Pronouncements (cont’d)

In December 2007, the FASB issued SFAS 141(revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R will significantly change the accounting for business combinations in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, IPR&D and restructuring costs. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. SFAS 141R is effective for fiscal years beginning after December 15, 2008.  The Company has not yet determined the impact, if any, of SFAS 141R on its consolidated financial statements.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (NCI) and classified as a component of equity. This new consolidation method will significantly change the account with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The Company has not yet determined the impact, if any, of SFAS 160 on its consolidated financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended January 31, 2008 and 2007 is summarized as follows:
          Cash paid during the years for interest and income taxes:

	2008	2007
Interest	$139,175	$49,937
Income Taxes	$-	$-

NOTE C—PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

Asset	Cost	Accumulated Depreciation	Net Book Value
Land	$40,576	$-	$40,576
Buildings	85,323	4,812	80,511
Tools and Equipment	32,425	17,202	15,223
Small Tools and Equipment	13,084	7,586	5,498
Computer and Office Equipment	27,665	11,692	15,973
Automobiles	32,179	13,946	18,233
Leasehold Improvements	13,842	3,465	10,377
Computer Hardware	5,614	1,035	4,579
	$250,708	$59,738	$190,970

One half of the depreciation is used in the year of acquisition.

NOTE D—INCOME TAXES

The Company is subject to income taxes on income arising in or derived from the tax jurisdiction in which it is domiciled and operates (Canada).

DURATECH GROUP, INC. F/K/A DURATECH CONTRACTING, INC.
NOTES TO CONSOLIDATED AUDITED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007

NOTE E—NOTES PAYABLE

Description	Rate	Balance
Note due September 30, 2017	prime rate plus 1.5%	$244,579
Note due June 30, 2008	prime rate plus 2%	$170,578
Demand Note	various	$44,526
Demand Note	various	$49,742
Residential Line of Credit [a]	various	$1,087,899
		$1,597,324

 a This is a residential loan line of credit. Progress loans are available upon satisfactory inspection.

NOTE F—FINISHED GOODS AND WORK IN PROGRESS INVENTORY

Land (finished goods) and residential spec home inventory is valued at the lower of cost and net realizable value with the cost being determined on an actual cost basis. Presold residential homes in work in Progress are recorded at the difference between actual expenses incurred and expenses incurred to date.

Raw materials inventory is stated at the lowest cost, on first-in, first-out basis, and net realizable value. Periodic inventory method is used for it evaluation.

Inventories are as follows:

Raw Materials	$41,717
Work in Progress	$676,121
Finished Goods	$1,475,177
$2,193,015

NOTE G—SEGMENT REPORTING

The Company has two reportable segments—Duratech Structures, Inc. and Duratech Contracting, Inc.

Net Sales by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Sales, net	$1,857,508	$3,116,952	$4,974,460
Cost of Sales	1,334,844	2,781,043	4,115,888
Gross Profit	$522,664	$335,908	$858,572

Profit/(Loss) by Segment	For the year ended January 31, 2008
	Duratech Structures, Inc.	Duratech Contracting, Inc.	Totals
Net Operating Profit/(Loss)	$(26,352)	$(72,515)	$(98,867)

The accounting policies used for segment reporting are the same as those described in Note A “Summary of Significant Accounting Policies.”

NOTE H—EQUITY

Common and Preferred Shares

The Company is authorized to issue an unlimited amount of the following shares (under Canada laws of Incorporation:

Class A, B, and C Common voting shares
Class D, E, and F non-voting shares
Preferred Shares

The Company has issued the following shares:

Class A Common Shares	$7,500
Class B Common Shares	$2,276
Class C Common Shares	$38,000
Total	$47,776

NOTE I—COMMITMENTS/LEASES

As of January 31, 2008, the company had commitments for the acquisition of residential lots and land. The company had paid non-refundable deposits $ 26,983. This deposit is included in Accounts receivable.

NOTE J—RELATED PARTIES

The Company has an Accounts Receivable outstanding with one of its shareholders in the amount of 89,289.

The Company has an outstanding amount Due to a shareholder in the amount of $662,743.  This outstanding amount is due upon demand, is unsecured and does not bear an interest rate.

NOTE K—GOING CONCERN

As shown in the accompanying financial statements, the Company had a loss for the year ended January 31, 2008.  During the years ended January 31, 2008 and 2007, the Company had a net loss of $104,735 and a net profit of $51,746 respectively.  The Company has a net deficiency of $199,370.

Management believes that actions presently being taken to win more contracts, raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.